Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA American Funds Growth-Income Portfolio

SA American Funds Global Growth Portfolio

(the “Portfolio”)

Supplement dated February 19, 2026, to the Portfolio’s

Summary Prospectus and Prospectus, each dated May 1, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectus, as applicable:

The section of the SA American Funds Growth-Income Portfolio Summary Prospectus entitled “Investment Adviser— Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Brad Barrett Partner – Capital Research Global Investors	2025

Martin Jacobs Partner – Capital Research Global Investors	2025

Jessica Spaly Partner – Capital Research Global Investors, Lead Principal Investment Officer (PIO)	2025

Charles E. Ellwein Partner – Capital Research Global Investors	2015

J. Blair Frank* Partner – Capital Research Global Investors	2006

Caroline Jones Partner - Capital Research Global Investors	2020

Cheryl Frank Partner - Capital Research Global Investors	2026

* Mr. J. Blair Frank has announced his retirement effective July 1, 2026, and will transition out of the fund effective May 1, 2026

The section of the SA American Funds Global Growth Portfolio Summary Prospectus entitled “Investment Adviser— Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Patrice Collette Partner - Capital World Investors	2015

Matt Hochstetler Partner - Capital World Investors	2023

Barbara Burtin Partner - Capital World Investors	2025

Jason Smith Partner - Capital World Investors	2025

Mathews Cherian Partner - Capital World Investors	January 2026

The section of the Prospectus entitled “Management— Portfolio Management of the Master Funds — Master Global Growth Fund Team Members” is deleted in its entirety and replaced with the following:

Master Global Growth Fund Team Members

Barbara Burtin, MBA is an equity portfolio manager at Capital Group. Ms. Burtin has 17 years of investment industry experience, all with Capital Group. Ms. Burtin holds an MBA with honors from the Wharton School of the University of Pennsylvania and a master’s degree in finance from HEC Paris.

Jason Smith is an equity portfolio manager at Capital Group. Mr. Smith has 30 years of investment industry experience and has been with Capital Group for 20 years. Earlier in his career at Capital, as an equity investment analyst, he covered European industrials (capital goods), airlines, aerospace and defense and Australian and New Zealand industrials companies. Mr. Smith holds a bachelor’s degree in business (finance and economics) from the University of Technology, Sydney.

Patrice Collette is a Partner of Capital World Investors. Ms. Collette has been employed with Capital Research or its affiliates for 26 years. Ms. Collette has been an equity portfolio manager for the Master Global Growth Fund for the past 10 years and has 15 years of prior experience as an investment analyst for the Master Global Growth Fund, as well as 3 years of experience in the International Growth and Income Fund.

Matt Hochstetler is a Partner of Capital World Investors. Mr. Hochstetler has been an investment professional for 21 years in total. Mr. Hochstetler served 12 years with Capital Research and Management Company or affiliate and serves as an equity portfolio manager for: Global Growth Fund — 2 years, New World Fund — 6 years.

Mathews Cherian, MBA is an equity portfolio manager at Capital Group. Mr. Cherian has 29 years of investment industry experience and has been with Capital Group for 22 years. Mr. Cherian holds an MBA from Harvard Business School, and both a master’s degree in computer science and a bachelor’s degree in electrical science and engineering from Massachusetts Institute of Technology.

The section of the Prospectus entitled “Management— Portfolio Management of the Master Funds — Master Growth-Income Fund Team Members” is deleted in its entirety and replaced with the following:

Master Growth-Income Fund Team Members

Charles E. Ellwein is a Partner of Capital Research Global Investors. Mr. Ellwein has been employed with Capital Research or its affiliates for 20 years. Mr. Ellwein has been an equity portfolio manager for the Master Growth-Income Fund for 11 years and has nine years of prior experience as an investment analyst for the Master Growth-Income Fund.

J. Blair Frank is a Partner of Capital Research Global Investors. Mr. Frank has been employed in the investment management area of Capital Research or its affiliates for the past 31 years. Mr. Frank has been an equity portfolio manager for the Master Growth-Income Fund for the past 19 years. Mr. Frank will retire effective July 1, 2026.

Caroline Jones is a Partner of Capital Research Global Investors. Ms. Jones has been employed in the investment management area of Capital Research or its affiliates for the past 22 years. Ms. Jones has been an equity portfolio manager for the Master Growth-Income Fund for the past 6 years and has 10 years of prior experience as an investment analyst for the Master Growth-Income Fund.

Brad Barrett is an equity investment analyst at Capital Group with research responsibility for media and advertising-driven internet companies in the U.S. Mr. Barrett has 25 years of investment experience, all with Capital Group. Mr. Barrett holds a bachelor’s degree in economics from Claremont McKenna College.

Cheryl Frank, MBA is an equity portfolio manager at Capital Group. Ms. Frank has 28 years of investment industry experience and has been with Capital Group for 24 years. Ms. Frank holds an MBA and a certificate in global management and public management from Stanford Graduate School of Business, and a bachelor’s degree in environmental science and public policy from Harvard College graduating cum laude.

Martin Jacobs, CFA is an equity portfolio manager at Capital Group. Mr. Jacobs has 38 years of investment industry experience and has been with Capital Group for 25 years. Mr. Jacobs holds an MBA in finance from the Wharton School of the University of Pennsylvania and a bachelor’s degree in industrial and systems engineering from the University of Southern California. He also holds the Chartered Financial Analyst Designation and is a member of the CFA Institute.

Jessica Spaly, MBA is an equity portfolio manager at Capital Group. Ms. Spaly also serves on the Target Date Solutions Committee. Ms. Spaly has 27 years of investment industry experience and has been with Capital Group for 22 years. Ms. Spaly holds an MBA from Harvard Business School, graduating with high distinction as a Baker Scholar, and a bachelor’s degree in economics from Harvard College graduating magna cum laude and Phi Beta Kappa.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MF3179IN1 (2/26)